EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
THIRD QUARTER 2023 RESULTS

DALLAS – November 8, 2023 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2023. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2023, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2023 with the third quarter ended September 30, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
THIRD QUARTER 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 7.1% over the prior year quarter to $263. Comparable ADR decreased 5.8% over the prior year quarter to $384 and Comparable Occupancy decreased 1.4% over the prior year quarter to 68.4%.
•Net loss attributable to common stockholders for the quarter was $(33.1) million or $(0.50) per diluted share.
•Adjusted funds from operations (AFFO) was $(0.08) per diluted share for the quarter.
•Adjusted EBITDAre was $27.0 million for the quarter.
•Comparable Hotel EBITDA was $34.9 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $149.5 million and restricted cash of $57.3 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $14.2 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 38.6% at the end of the third quarter.
•Capex invested during the quarter was $19.4 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company entered into a new $200 million corporate financing that includes a $150 million term loan and a $50 million credit facility.
•During the quarter, the Company announced the planned conversion of its Mr. C Beverly Hills Hotel to Hilton’s LXR brand under the new name, Cameo Beverly Hills.
•During the quarter, the Company upsized and extended its mortgage loan secured by the Four Seasons Resort Scottsdale at Troon North.

BHR Reports Third Quarter Results

November 8, 2023
•Subsequent to quarter end, the Company extended its mortgage loan secured by the Ritz-Carlton Lake Tahoe.
MR. C BRAND CONVERSION
During the quarter, the Company announced the rebranding and planned conversion of its Mr. C Beverly Hills in Los Angeles, California to the Cameo Beverly Hills. Beginning in early August 2023, Cameo Beverly Hills was available for booking on Hilton’s website at hilton.com and joined Hilton Honors, Hilton’s award-winning guest loyalty program.
Looking ahead, following an extensive renovation which is expected to be completed by the end of 2025, the hotel will join LXR Hotels & Resorts (“LXR”). One of Hilton’s iconic luxury brands, LXR is a collection of unique, independent luxury properties around the world that focuses on individualized service and one-of-a-kind stays.
The conversion of the hotel, which was built in 1965, will reflect its unique history and distinctive location in the heart of West Los Angeles near iconic amenities and high-end shopping on Rodeo Drive. The Company is planning an approximately $25 million renovation to further elevate this distinctive hotel that will enable a revitalized luxury guest experience when it is completed. Added amenities and enhanced design elements will include upgrades to the guestrooms, guest bathrooms, restaurant, lobby, pool, fitness area, and meeting spaces. Remington will continue to manage the property after the conversion under a management agreement.
CAPITAL STRUCTURE
As of September 30, 2023, the Company had total assets of $2.3 billion and $1.2 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 7.1%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 69% of the Company’s consolidated debt is currently effectively fixed and approximately 31% is effectively floating.
During the quarter, the Company completed a $200 million corporate financing. The financing includes a $150 million term loan and $50 million credit facility. The corporate financing is secured by The Ritz-Carlton Sarasota, Hotel Yountville, and Bardessono Hotel and Spa.
During the quarter, the Company successfully closed on the upsizing and extension of the mortgage loan secured by the 210-room Four Seasons Resort Scottsdale at Troon North in Scottsdale, Arizona. The non-recourse loan now totals $140.0 million and has an initial maturity in December of 2026 with two one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and continues to have a floating interest rate of SOFR + 3.75%.
Subsequent to quarter end, the Company successfully closed on the extension of the mortgage loan secured by the 170-room Ritz-Carlton Lake Tahoe in Truckee, California. The non-recourse loan now totals $53.4 million and has a one-year initial term with one, one-year extension option, subject to the satisfaction of certain conditions. The loan is interest only and has a floating interest rate of SOFR + 3.60%.
DIVIDENDS
On October 10, 2023, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the fourth quarter ending December 31, 2023. The dividend, which equates to an annual rate of $0.20 per share, will be paid on January 16, 2024, to stockholders of record as of December 29, 2023. The Board of Directors will review

BHR Reports Third Quarter Results

November 8, 2023
its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“In 2022, our resort hotels delivered record high, but knowingly unsustainable performance. This was primarily due to restrictions on international travel concentrating domestic demand, unprecedented government stimulus programs providing excess liquidity to consumers and flexible work schedules giving them more time to travel. As a result, this year we are seeing some normalization of these trends, resulting in unfavorable year over year comparisons. Nevertheless, our resort hotel performance continues to meaningfully outperform pre-pandemic levels,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Furthermore, our urban hotel portfolio continues on its upward recovery trend as business transient and corporate group demand rises steadily,” he added. He continued, “We’re also very excited about the recent rebranding of the Mr. C Beverly Hills to Cameo Beverly Hills and its upcoming conversion to Hilton’s LXR brand, which fills a desirable niche in the attractive Beverly Hills lodging market.” He concluded, “We continue to make solid progress addressing our near term loan maturities due to the extremely high quality of our portfolio. Looking ahead, we’re very encouraged by the expected ramp-up of group pace in 2024, and we believe our portfolio is well-positioned to outperform in both the near-term and long-term.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, November 9, 2023, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Thursday, November 16, 2023, by dialing (647) 362-9199 and entering the confirmation number, 2925607.
The Company will also provide an online simulcast and rebroadcast of its third quarter 2023 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Thursday, November 9, 2023, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported. Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible

BHR Reports Third Quarter Results

November 8, 2023
Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes the change has been applied retrospectively.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2023	December 31, 2022
ASSETS
Investments in hotel properties, gross	$2,365,256	$2,325,093
Accumulated depreciation	(483,081)	(440,492)
Investments in hotel properties, net	1,882,175	1,884,601
Cash and cash equivalents	149,496	261,541
Restricted cash	57,333	54,155
Accounts receivable, net of allowance of $233 and $339, respectively	35,939	51,448
Inventories	4,944	5,238
Prepaid expenses	14,006	7,044
Deferred costs, net	75	—
Investment in OpenKey	1,718	1,689
Derivative assets	4,945	6,482
Other assets	18,479	14,621
Operating lease right-of-use assets	78,660	79,449
Intangible assets, net	3,599	3,883
Due from Ashford Inc.	1,538	—
Due from related parties, net	520	938
Due from third-party hotel managers	14,200	26,625
Total assets	$2,267,627	$2,397,714

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,178,720	$1,334,130
Accounts payable and accrued expenses	144,064	133,978
Dividends and distributions payable	8,967	8,184
Due to Ashford Inc., net	—	10,005
Due to third-party hotel managers	1,615	2,096
Operating lease liabilities	60,470	60,692
Derivative liabilities	11	284
Other liabilities	22,579	22,343
Total liabilities	1,416,426	1,571,712

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at September 30, 2023 and December 31, 2022	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 16,409,685 and 12,656,529 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	377,876	291,076
Series M Redeemable Preferred Stock, $0.01 par value, 1,911,703 and 1,428,332 shares issued and outstanding at September 30,2023 and December 31, 2022, respectively	47,460	35,182
Redeemable noncontrolling interests in operating partnership	33,494	40,555
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at September 30, 2023 and December 31, 2022	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 65,993,893 and 69,919,065 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	659	699
Additional paid-in capital	717,564	734,134
Accumulated deficit	(377,658)	(324,740)
Total stockholders' equity of the Company	340,581	410,109
Noncontrolling interest in consolidated entities	(13,636)	(16,346)
Total equity	326,945	393,763
Total liabilities and equity	$2,267,627	$2,397,714

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
REVENUE
Rooms	$100,738	$104,503	$355,402	$322,222
Food and beverage	38,537	37,624	138,541	116,600
Other	20,526	19,062	67,866	59,141
Total hotel revenue	159,801	161,189	561,809	497,963
EXPENSES
Hotel operating expenses:
Rooms	25,899	25,424	79,962	69,742
Food and beverage	32,750	31,320	108,854	91,242
Other expenses	52,725	50,836	171,317	149,130
Management fees	5,076	5,116	17,661	14,802
Total hotel operating expenses	116,450	112,696	377,794	324,916
Property taxes, insurance and other	10,471	8,851	27,983	22,731
Depreciation and amortization	22,703	19,604	67,791	57,616
Advisory services fee:
Base advisory fee	3,393	3,269	10,700	9,434
Reimbursable expenses	2,028	1,191	6,092	3,460
Incentive fee	—	1,048	—	1,294
Stock/unit-based compensation	1,599	3,346	6,391	8,293
(Gain) loss on legal settlements	—	—	—	(114)
Corporate, general and administrative:
Stock/unit-based compensation	27	39	455	627
Other general and administrative	2,479	8,036	8,767	13,381
Total operating expenses	159,150	158,080	505,973	441,638
OPERATING INCOME (LOSS)	651	3,109	55,836	56,325
Equity in earnings (loss) of unconsolidated entity	(60)	(74)	(208)	(220)
Interest income	986	745	5,389	932
Other income (expense)	293	27	293	27
Interest expense	(22,425)	(13,869)	(67,451)	(31,432)
Amortization of loan costs	(881)	(621)	(2,328)	(1,861)
Write-off of loan costs and exit fees	(2,588)	(8)	(2,848)	(106)
Gain (loss) on extinguishment of debt	—	—	2,318	—
Realized and unrealized gain (loss) on derivatives	223	2,403	918	4,019
INCOME (LOSS) BEFORE INCOME TAXES	(23,801)	(8,288)	(8,081)	27,684
Income tax (expense) benefit	1,190	(95)	(1,064)	(3,783)
NET INCOME (LOSS)	(22,611)	(8,383)	(9,145)	23,901
(Income) loss attributable to noncontrolling interest in consolidated entities	(1,773)	(823)	(1,715)	(2,265)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,354	1,166	3,018	(647)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(22,030)	(8,040)	(7,842)	20,989
Preferred dividends	(10,582)	(6,028)	(31,809)	(13,395)
Deemed dividends on redeemable preferred stock	(516)	(2,649)	(3,271)	(4,802)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(33,128)	$(16,717)	$(42,922)	$2,792

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.50)	$(0.24)	$(0.63)	$0.04
Weighted average common shares outstanding – basic	65,825	70,956	68,010	69,213
Diluted:
Net income (loss) attributable to common stockholders	$(0.50)	$(0.24)	$(0.63)	$0.04
Weighted average common shares outstanding – diluted	65,825	70,956	68,010	69,214
Dividends declared per common share	$0.05	$0.01	$0.15	$0.03

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Net income (loss)	$(22,611)	$(8,383)	$(9,145)	$23,901
Interest expense and amortization of loan costs	23,306	14,490	69,779	33,293
Depreciation and amortization	22,703	19,604	67,791	57,616
Income tax expense (benefit)	(1,190)	95	1,064	3,783
Equity in (earnings) loss of unconsolidated entity	60	74	208	220
Company's portion of EBITDA of OpenKey	(63)	(74)	(220)	(220)
EBITDA and EBITDAre	22,205	25,806	129,477	118,593
Amortization of favorable (unfavorable) contract assets (liabilities)	119	119	356	345
Transaction and conversion costs	978	5,562	3,229	6,888
Write-off of loan costs and exit fees	2,588	8	2,848	106
Realized and unrealized (gain) loss on derivatives	(223)	(2,403)	(918)	(4,019)
Stock/unit-based compensation	1,627	3,391	6,854	8,941
Legal, advisory and settlement costs	—	544	81	1,176
Advisory services incentive fee	—	1,048	—	1,294
(Gain) loss on extinguishment of debt	—	—	(2,318)	—
Other (income) loss	(293)	(27)	(293)	(27)
Company's portion of adjustments to EBITDAre of OpenKey	—	1	—	6
Adjusted EBITDAre	$27,001	$34,049	$139,316	$133,303
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Net income (loss)	$(22,611)	$(8,383)	$(9,145)	$23,901
(Income) loss attributable to noncontrolling interest in consolidated entities	(1,773)	(823)	(1,715)	(2,265)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,354	1,166	3,018	(647)
Preferred dividends	(10,582)	(6,028)	(31,809)	(13,395)
Deemed dividends on redeemable preferred stock	(516)	(2,649)	(3,271)	(4,802)
Net income (loss) attributable to common stockholders	(33,128)	(16,717)	(42,922)	2,792
Depreciation and amortization on real estate	21,886	18,956	65,434	55,678
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,354)	(1,166)	(3,018)	647
Equity in (earnings) loss of unconsolidated entity	60	74	208	220
Company's portion of FFO of OpenKey	(71)	(74)	(234)	(220)
FFO available to common stockholders and OP unitholders	(13,607)	1,073	19,468	59,117
Deemed dividends on redeemable preferred stock	516	2,649	3,271	4,802
Transaction and conversion costs	978	5,562	3,229	6,888
Write-off of premiums, loan costs and exit fees	2,588	8	2,848	106
Unrealized (gain) loss on derivatives	1,790	(2,403)	5,244	(4,019)
Stock/unit-based compensation	1,627	3,391	6,854	8,941
Legal, advisory and settlement costs	—	544	81	1,176
Interest expense accretion on refundable membership club deposits	165	177	507	545
Amortization of loan costs	858	598	2,258	1,793
Advisory services incentive fee	—	1,048	—	1,294
(Gain) loss on extinguishment of debt	—	—	(2,318)	—
Other (income) loss	(293)	—	(293)	—
Company's portion of adjustments to FFO of OpenKey	—	1	—	6
Adjusted FFO available to common stockholders and OP unitholders	$(5,378)	$12,648	$41,149	$80,649
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.08)	$0.16	$0.56	$1.07
Weighted average diluted shares	71,482	76,962	73,844	75,140

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2023
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (10)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (11)	Comparable TTM Hotel EBITDA Debt Yield
BAML	The Ritz-Carlton Lake Tahoe	January 2024	January 2024	SOFR (1) + 2.20%	$—	$54,000		$54,000	$625	1.2%	$9,892	18.3%
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	February 2024	February 2024	SOFR (1) + 1.70%	—	195,000		195,000	17,819	9.1%	32,831	16.8%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2024	February 2027	SOFR (1) + 2.86%	—	70,500	(3)	70,500	2,523	3.6%	13,176	18.7%
BAML	See footnote	June 2024	June 2025	SOFR (1) + 2.66%	—	293,180	(4)	293,180	9,418	3.2%	38,948	13.3%
LoanCore	Cameo Beverly Hills	August 2024	August 2024	SOFR (1) + 3.66%	—	30,000	(5)	30,000	(3,176)	(10.6)%	1,717	5.7%
Apollo	The Ritz-Carlton St. Thomas	August 2024	August 2024	SOFR (1) + 4.04%	—	42,500	(6)	42,500	12,483	29.4%	23,338	54.9%
BAML	Pier House Resort & Spa	September 2024	September 2024	SOFR (1) + 1.95%	—	80,000		80,000	7,206	9.0%	15,151	18.9%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML Credit Facility	See footnote	July 2026	July 2027	Base Rate (2) + 1.25% to 2.00% or SOFR (1) + 2.35% to 3.10%	—	196,000	(7)	196,000	11,804	6.0%	36,030	18.4%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2026	December 2028	SOFR (1) + 3.75%	—	140,000	(8)	140,000	(114)	(0.1)%	22,263	15.9%
Unencumbered Hotel	The Ritz-Carlton Reserve Dorado Beach				—	—		—	11,795	N/A	20,184	N/A
Total					$86,250	$1,101,180		$1,187,430	$70,383	5.9%	$213,530	18.0%
Percentage					7.3%	92.7%		100.0%
Weighted average interest rate (9)					4.50%	7.30%		7.10%
All indebtedness is non-recourse with the exception of the convertible senior notes and the credit facility.
(1)    SOFR rate was 5.32% at September 30, 2023.
(2)    Base Rate, as defined in the secured credit facility agreement, is the greater of (i) the prime rate set by Bank of America, (ii) federal funds rate + 0.50%, (iii) Term SOFR + 1.00%, or (iv) 1.00%.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(4)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the fourth was exercised in June 2023. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(5)    This mortgage loan has a SOFR floor of 1.50%.
(6)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in August 2023. This mortgage loan has a SOFR floor of 1.00%.
(7)    This credit facility has one one-year extension option subject to satisfaction of certain conditions. This credit facility is secured by the Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(8)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(9)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(10)    The final maturity date assumes all available extension options will be exercised.
(11)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
September 30, 2023
(dollars in thousands)
(unaudited)

Lender	Hotels	2023	2024	2025	2026	2027	Thereafter	Total
BAML	The Ritz-Carlton Lake Tahoe	$—	$54,000	$—	$—	$—	$—	$54,000
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	—	195,000	—	—	—	—	195,000
Apollo	The Ritz-Carlton St. Thomas	—	42,500	—	—	—	—	42,500
LoanCore	Cameo Beverly Hills	—	30,000	—	—	—	—	30,000
BAML	Pier House Resort & Spa	—	80,000	—	—	—	—	80,000
BAML	See footnote 1	—	—	293,180	—	—	—	293,180
Convertible Senior Notes	N/A	—	—	—	86,250	—	—	86,250
BAML Credit Facility	See footnote 2	—	—	—	—	196,000	—	196,000
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	—	70,500	—	70,500
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	—	136,000	136,000
Principal due in future periods		$—	$401,500	$293,180	$86,250	$266,500	$136,000	$1,183,430
Scheduled amortization payments remaining		—	—	—	—	2,000	2,000	4,000
Total indebtedness		$—	$401,500	$293,180	$86,250	$268,500	$138,000	$1,187,430
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(2)    This credit facility is secured by the Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$101,832	$—	$101,832	$105,769	$3,466	$109,235	(3.72)%	(6.78)%
RevPAR	$262.60	$—	$262.60	$288.14	$179.37	$282.70	(8.86)%	(7.11)%
Occupancy	68.37%	—%	68.37%	71.50%	28.23%	69.34%	(4.38)%	(1.40)%
ADR	$384.10	$—	$384.10	$402.98	$635.29	$407.71	(4.69)%	(5.79)%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$360,258	$—	$360,258	$326,798	$34,626	$361,424	10.24%	(0.32)%
RevPAR	$313.10	$—	$313.10	$301.89	$535.64	$315.06	3.71%	(0.62)%
Occupancy	68.06%	—%	68.06%	66.00%	45.23%	64.83%	3.12%	4.98%
ADR	$460.07	$—	$460.07	$457.41	$1,184.28	$485.99	0.58%	(5.33)%

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$82,142	$—	$82,142	$83,285	$3,466	$86,751	(1.37)%	(5.31)%
RevPAR	$278.49	$—	$278.49	$303.27	$179.37	$295.13	(8.17)%	(5.64)%
Occupancy	70.16%	—%	70.16%	72.44%	28.23%	69.53%	(3.15)%	0.91%
ADR	$396.92	$—	$396.92	$418.67	$635.29	$424.45	(5.20)%	(6.49)%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$280,063	$—	$280,063	$245,408	$34,626	$280,034	14.12%	0.01%
RevPAR	$320.02	$—	$320.02	$303.88	$535.64	$321.06	5.31%	(0.32)%
Occupancy	67.87%	—%	67.87%	66.22%	45.23%	64.67%	2.49%	4.95%
ADR	$471.53	$—	$471.53	$458.88	$1,184.28	$496.49	2.76%	(5.03)%

NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at September 30, 2023, and not under renovation during the three months ended September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$160,697	$162,225	(0.94)%	$565,782	$501,709	12.77%
Non-comparable adjustments	—	7,072		—	57,298
Comparable total hotel revenue	$160,697	$169,297	(5.08)%	$565,782	$559,007	1.21%

Hotel net income (loss)	$788	$13,551	(94.18)%	$56,684	$77,014	(26.40)%
Non-comparable adjustments	—	(4,568)		—	3,677
Comparable hotel net income (loss)	$788	$8,983	(91.23)%	$56,684	$80,691	(29.75)%
Hotel net income (loss) margin	0.49%	8.35%	(7.86)%	10.02%	15.35%	(5.33)%
Comparable hotel net income margin	—%	5.31%	(5.31)%	10.02%	14.43%	(4.41)%

Hotel EBITDA	$34,867	$40,693	(14.32)%	$161,323	$153,440	5.14%
Non-comparable adjustments	—	(598)		—	16,280
Comparable hotel EBITDA	$34,867	$40,095	(13.04)%	$161,323	$169,720	(4.95)%
Hotel EBITDA margin	21.70%	25.08%	(3.38)%	28.51%	30.58%	(2.07)%
Comparable hotel EBITDA margin	21.70%	23.68%	(1.98)%	28.51%	30.36%	(1.85)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$830	$1,168	(28.91)%	$3,741	$2,858	30.88%
Hotel net income (loss) attributable to the Company and OP unitholders	$(42)	$12,384	(100.34)%	$52,943	$74,156	(28.61)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(42)	$7,816	(100.54)%	$52,943	$77,833	(31.98)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,849	$1,880	(1.62)%	$6,410	$5,077	26.24%
Hotel EBITDA attributable to the Company and OP unitholders	$33,018	$38,814	(14.93)%	$154,914	$148,363	4.42%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$33,018	$38,216	(13.60)%	$154,914	$164,643	(5.91)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$122,155	$120,196	1.63%	$414,214	$353,273	17.25%
Non-comparable adjustments	—	7,072		—	57,298
Comparable total hotel revenue	$122,155	$127,268	(4.02)%	$414,214	$410,571	0.89%

Hotel net income (loss)	$3,918	$12,783	(69.35)%	$43,631	$55,082	(20.79)%
Non-comparable adjustments	—	(4,568)		—	3,677
Comparable hotel net income (loss)	$3,918	$8,215	(52.31)%	$43,631	$58,760	(25.75)%
Hotel net income (loss) margin	3.21%	10.64%	(7.43)%	10.53%	15.59%	(5.06)%
Comparable hotel net income margin	3.21%	6.45%	(3.24)%	10.53%	14.31%	(3.78)%

Hotel EBITDA	$30,014	$33,399	(10.14)%	$124,110	$113,529	9.32%
Non-comparable adjustments	—	(598)		—	16,280
Comparable hotel EBITDA	$30,014	$32,801	(8.50)%	$124,110	$129,809	(4.39)%
Hotel EBITDA margin	24.57%	27.79%	(3.22)%	29.96%	32.14%	(2.18)%
Comparable hotel EBITDA margin	24.57%	25.77%	(1.20)%	29.96%	31.62%	(1.66)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$984	$1,067	(7.76)%	$2,481	$2,572	(3.54)%
Hotel net income (loss) attributable to the Company and OP unitholders	$2,934	$11,717	(74.96)%	$41,151	$52,511	(21.63)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$2,934	$7,149	(58.95)%	$41,151	$56,189	(26.76)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,246	$1,323	(5.86)%	$3,246	$3,355	(3.23)%
Hotel EBITDA attributable to the Company and OP unitholders	$28,768	$32,076	(10.31)%	$120,864	$110,174	9.70%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$28,768	$31,478	(8.61)%	$120,864	$126,454	(4.42)%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at September 30, 2023, and not under renovation during the three months ended September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,264	$—	$8,264	$7,745	$—	$7,745	6.70%	6.70%
Total hotel revenue	$12,535	$—	$12,535	$11,605	$—	$11,605	8.01%	8.01%
Hotel net income (loss)	$(616)	$—	$(616)	$404	$—	$404	(252.48)%	(252.48)%
Hotel net income (loss) margin	(4.91)%		(4.91)%	3.48%		3.48%	(8.39)%	(8.39)%
Hotel EBITDA	$2,413	$—	$2,413	$2,226	$—	$2,226	8.40%	8.40%
Hotel EBITDA margin	19.25%		19.25%	19.18%		19.18%	0.07%	0.07%
Selected Operating Information:
RevPAR	$163.33	$—	$163.33	$153.06	$—	$153.06	6.71%	6.71%
Occupancy	73.80%	—%	73.80%	73.01%	—%	73.01%	1.08%	1.08%
ADR	$221.30	$—	$221.30	$209.63	$—	$209.63	5.57%	5.57%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$8,448	$—	$8,448	$8,917	$—	$8,917	(5.26)%	(5.26)%
Total hotel revenue	$13,688	$—	$13,688	$14,526	$—	$14,526	(5.77)%	(5.77)%
Hotel net income (loss)	$3,935	$—	$3,935	$4,270	$—	$4,270	(7.85)%	(7.85)%
Hotel net income (loss) margin	28.75%		28.75%	29.40%		29.40%	(0.65)%	(0.65)%
Hotel EBITDA	$4,983	$—	$4,983	$5,293	$—	$5,293	(5.86)%	(5.86)%
Hotel EBITDA margin	36.40%		36.40%	36.44%		36.44%	(0.04)%	(0.04)%
Selected Operating Information:
RevPAR	$233.05	$—	$233.05	$246.01	$—	$246.01	(5.27)%	(5.27)%
Occupancy	84.34%	—%	84.34%	86.96%	—%	86.96%	(3.01)%	(3.01)%
ADR	$276.32	$—	$276.32	$282.92	$—	$282.92	(2.33)%	(2.33)%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,735	$—	$7,735	$8,165	$—	$8,165	(5.27)%	(5.27)%
Total hotel revenue	$10,135	$—	$10,135	$11,029	$—	$11,029	(8.11)%	(8.11)%
Hotel net income (loss)	$2,147	$—	$2,147	$1,129	$—	$1,129	90.17%	90.17%
Hotel net income (loss) margin	21.18%		21.18%	10.24%		10.24%	10.94%	10.94%
Hotel EBITDA	$3,244	$—	$3,244	$2,609	$—	$2,609	24.34%	24.34%
Hotel EBITDA margin	32.01%		32.01%	23.66%		23.66%	8.35%	8.35%
Selected Operating Information:
RevPAR	$202.60	$—	$202.60	$213.86	$—	$213.86	(5.27)%	(5.27)%
Occupancy	78.28%	—%	78.28%	76.58%	—%	76.58%	2.22%	2.22%
ADR	$258.83	$—	$258.83	$279.27	$—	$279.27	(7.32)%	(7.32)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$5,205	$—	$5,205	$5,416	$—	$5,416	(3.90)%	(3.90)%
Total hotel revenue	$6,903	$—	$6,903	$6,968	$—	$6,968	(0.93)%	(0.93)%
Hotel net income (loss)	$1,463	$—	$1,463	$1,581	$—	$1,581	(7.46)%	(7.46)%
Hotel net income (loss) margin	21.19%		21.19%	22.69%		22.69%	(1.50)%	(1.50)%
Hotel EBITDA	$2,493	$—	$2,493	$2,777	$—	$2,777	(10.23)%	(10.23)%
Hotel EBITDA margin	36.11%		36.11%	39.85%		39.85%	(3.74)%	(3.74)%
Selected Operating Information:
RevPAR	$870.52	$—	$870.52	$905.63	$—	$905.63	(3.88)%	(3.88)%
Occupancy	80.32%	—%	80.32%	65.95%	—%	65.95%	21.79%	21.79%
ADR	$1,083.84	$—	$1,083.84	$1,373.14	$—	$1,373.14	(21.07)%	(21.07)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$4,471	$—	$4,471	$5,280	$—	$5,280	(15.32)%	(15.32)%
Total hotel revenue	$5,920	$—	$5,920	$6,853	$—	$6,853	(13.61)%	(13.61)%
Hotel net income (loss)	$28	$—	$28	$1,366	$—	$1,366	(97.95)%	(97.95)%
Hotel net income (loss) margin	0.47%		0.47%	19.93%		19.93%	(19.46)%	(19.46)%
Hotel EBITDA	$2,115	$—	$2,115	$2,889	$—	$2,889	(26.79)%	(26.79)%
Hotel EBITDA margin	35.73%		35.73%	42.16%		42.16%	(6.43)%	(6.43)%
Selected Operating Information:
RevPAR	$342.24	$—	$342.24	$404.22	$—	$404.22	(15.33)%	(15.33)%
Occupancy	69.52%	—%	69.52%	74.36%	—%	74.36%	(6.51)%	(6.51)%
ADR	$492.30	$—	$492.30	$543.62	$—	$543.62	(9.44)%	(9.44)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,987	$—	$3,987	$4,388	$—	$4,388	(9.14)%	(9.14)%
Total hotel revenue	$4,927	$—	$4,927	$5,116	$—	$5,116	(3.69)%	(3.69)%
Hotel net income (loss)	$1,234	$—	$1,234	$1,257	$—	$1,257	(1.83)%	(1.83)%
Hotel net income (loss) margin	25.05%		25.05%	24.57%		24.57%	0.48%	0.48%
Hotel EBITDA	$2,106	$—	$2,106	$2,392	$—	$2,392	(11.96)%	(11.96)%
Hotel EBITDA margin	42.74%		42.74%	46.76%		46.76%	(4.02)%	(4.02)%
Selected Operating Information:
RevPAR	$541.67	$—	$541.67	$596.15	$—	$596.15	(9.14)%	(9.14)%
Occupancy	77.24%	—%	77.24%	61.22%	—%	61.22%	26.17%	26.17%
ADR	$701.26	$—	$701.26	$973.74	$—	$973.74	(27.98)%	(27.98)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$3,466	$—	$3,466	$4,214	$—	$4,214	(17.75)%	(17.75)%
Total hotel revenue	$9,555	$—	$9,555	$10,920	$—	$10,920	(12.50)%	(12.50)%
Hotel net income (loss)	$(1,255)	$—	$(1,255)	$(72)	$—	$(72)	(1,643.06)%	(1,643.06)%
Hotel net income (loss) margin	(13.13)%		(13.13)%	(0.66)%		(0.66)%	(12.47)%	(12.47)%
Hotel EBITDA	$1,551	$—	$1,551	$2,041	$—	$2,041	(24.01)%	(24.01)%
Hotel EBITDA margin	16.23%		16.23%	18.69%		18.69%	(2.46)%	(2.46)%
Selected Operating Information:
RevPAR	$195.21	$—	$195.21	$241.07	$—	$241.07	(19.02)%	(19.02)%
Occupancy	56.03%	—%	56.03%	68.20%	—%	68.20%	(17.84)%	(17.84)%
ADR	$348.43	$—	$348.43	$353.46	$—	$353.46	(1.42)%	(1.42)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$6,373	$—	$6,373	$6,023	$—	$6,023	5.81%	5.81%
Total hotel revenue	$7,936	$—	$7,936	$7,422	$—	$7,422	6.93%	6.93%
Hotel net income (loss)	$376	$—	$376	$294	$—	$294	27.89%	27.89%
Hotel net income (loss) margin	4.74%		4.74%	3.96%		3.96%	0.78%	0.78%
Hotel EBITDA	$2,349	$—	$2,349	$2,327	$—	$2,327	0.95%	0.95%
Hotel EBITDA margin	29.60%		29.60%	31.35%		31.35%	(1.75)%	(1.75)%
Selected Operating Information:
RevPAR	$138.82	$—	$138.82	$131.20	$—	$131.20	5.81%	5.81%
Occupancy	62.23%	—%	62.23%	59.44%	—%	59.44%	4.69%	4.69%
ADR	$223.07	$—	$223.07	$220.73	$—	$220.73	1.06%	1.06%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$8,656	$—	$8,656	$9,662	$—	$9,662	(10.41)%	(10.41)%
Total hotel revenue	$10,274	$—	$10,274	$11,096	$—	$11,096	(7.41)%	(7.41)%
Hotel net income (loss)	$356	$—	$356	$541	$—	$541	(34.20)%	(34.20)%
Hotel net income (loss) margin	3.47%		3.47%	4.88%		4.88%	(1.41)%	(1.41)%
Hotel EBITDA	$2,734	$—	$2,734	$3,313	$—	$3,313	(17.48)%	(17.48)%
Hotel EBITDA margin	26.61%		26.61%	29.86%		29.86%	(3.25)%	(3.25)%
Selected Operating Information:
RevPAR	$229.48	$—	$229.48	$256.15	$—	$256.15	(10.41)%	(10.41)%
Occupancy	78.08%	—%	78.08%	82.20%	—%	82.20%	(5.01)%	(5.01)%
ADR	$293.92	$—	$293.92	$311.62	$—	$311.62	(5.68)%	(5.68)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$5,877	$—	$5,877	$8,200	$—	$8,200	(28.33)%	(28.33)%
Total hotel revenue	$14,095	$—	$14,095	$17,718	$—	$17,718	(20.45)%	(20.45)%
Hotel net income (loss)	$(1,281)	$—	$(1,281)	$(391)	$—	$(391)	(227.62)%	(227.62)%
Hotel net income (loss) margin	(9.09)%		(9.09)%	(2.21)%		(2.21)%	(6.88)%	(6.88)%
Hotel EBITDA	$1,123	$—	$1,123	$2,739	$—	$2,739	(59.00)%	(59.00)%
Hotel EBITDA margin	7.97%		7.97%	15.46%		15.46%	(7.49)%	(7.49)%
Selected Operating Information:
RevPAR	$231.45	$—	$231.45	$326.49	$—	$326.49	(29.11)%	(29.11)%
Occupancy	51.44%	—%	51.44%	67.18%	—%	67.18%	(23.43)%	(23.43)%
ADR	$449.93	$—	$449.93	$485.96	$—	$485.96	(7.41)%	(7.41)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$5,549	$—	$5,549	$6,539	$—	$6,539	(15.14)%	(15.14)%
Total hotel revenue	$11,912	$—	$11,912	$12,707	$—	$12,707	(6.26)%	(6.26)%
Hotel net income (loss)	$(1,234)	$—	$(1,234)	$755	$—	$755	(263.44)%	(263.44)%
Hotel net income (loss) margin	(10.36)%		(10.36)%	5.94%		5.94%	(16.30)%	(16.30)%
Hotel EBITDA	$1,317	$—	$1,317	$2,329	$—	$2,329	(43.45)%	(43.45)%
Hotel EBITDA margin	11.06%		11.06%	18.33%		18.33%	(7.27)%	(7.27)%
Selected Operating Information:
RevPAR	$329.61	$—	$329.61	$390.55	$—	$390.55	(15.60)%	(15.60)%
Occupancy	46.12%	—%	46.12%	58.06%	—%	58.06%	(20.56)%	(20.56)%
ADR	$714.75	$—	$714.75	$672.70	$—	$672.70	6.25%	6.25%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$10,454	$—	$10,454	$8,239	$—	$8,239	26.88%	26.88%
Total hotel revenue	$12,263	$—	$12,263	$9,847	$—	$9,847	24.54%	24.54%
Hotel net income (loss)	$4,044	$—	$4,044	$3,103	$—	$3,103	30.33%	30.33%
Hotel net income (loss) margin	32.98%		32.98%	31.51%		31.51%	1.47%	1.47%
Hotel EBITDA	$5,592	$—	$5,592	$4,472	$—	$4,472	25.04%	25.04%
Hotel EBITDA margin	45.60%		45.60%	45.41%		45.41%	0.19%	0.19%
Selected Operating Information:
RevPAR	$307.94	$—	$307.94	$248.08	$—	$248.08	24.13%	24.13%
Occupancy	82.05%	—%	82.05%	68.04%	—%	68.04%	20.59%	20.59%
ADR	$375.29	$—	$375.29	$364.63	$—	$364.63	2.92%	2.92%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$8,287	$—	$8,287	$10,620	$563	$11,183	(21.97)%	(25.90)%
Total hotel revenue	$13,886	$—	$13,886	$16,620	$563	$17,183	(16.45)%	(19.19)%
Hotel net income (loss)	$(659)	$—	$(659)	$846	$564	$1,410	(177.90)%	(146.74)%
Hotel net income (loss) margin	(4.75)%		(4.75)%	5.09%		8.21%	(9.84)%	(12.96)%
Hotel EBITDA	$2,535	$—	$2,535	$3,604	$563	$4,167	(29.66)%	(39.16)%
Hotel EBITDA margin	18.26%		18.26%	21.68%		24.25%	(3.42)%	(5.99)%
Selected Operating Information:
RevPAR	$500.41	$—	$500.41	$641.31	$—	$675.33	(21.97)%	(25.90)%
Occupancy	60.69%	—%	60.69%	71.24%	—%	71.24%	(14.81)%	(14.81)%
ADR	$824.48	$—	$824.48	$900.24	$—	$947.99	(8.42)%	(13.03)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$2,679	$—	$2,679	$3,471	$—	$3,471	(22.82)%	(22.82)%
Total hotel revenue	$3,613	$—	$3,613	$4,911	$—	$4,911	(26.43)%	(26.43)%
Hotel net income (loss)	$(1,272)	$—	$(1,272)	$(370)	$—	$(370)	(243.78)%	(243.78)%
Hotel net income (loss) margin	(35.21)%		(35.21)%	(7.53)%		(7.53)%	(27.68)%	(27.68)%
Hotel EBITDA	$(141)	$—	$(141)	$783	$—	$783	(118.01)%	(118.01)%
Hotel EBITDA margin	(3.90)%		(3.90)%	15.94%		15.94%	(19.84)%	(19.84)%
Selected Operating Information:
RevPAR	$203.60	$—	$203.60	$263.80	$—	$263.80	(22.82)%	(22.82)%
Occupancy	65.56%	—%	65.56%	75.70%	—%	75.70%	(13.39)%	(13.39)%
ADR	$310.55	$—	$310.55	$348.49	$—	$348.49	(10.89)%	(10.89)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$8,840	$—	$8,840	$8,890	$—	$8,890	(0.56)%	(0.56)%
Total hotel revenue	$14,832	$—	$14,832	$14,887	$—	$14,887	(0.37)%	(0.37)%
Hotel net income (loss)	$(570)	$—	$(570)	$(1,162)	$—	$(1,162)	50.95%	50.95%
Hotel net income (loss) margin	(3.84)%		(3.84)%	(7.81)%		(7.81)%	3.97%	3.97%
Hotel EBITDA	$1,043	$—	$1,043	$899	$—	$899	16.02%	16.02%
Hotel EBITDA margin	7.03%		7.03%	6.04%		6.04%	0.99%	0.99%
Selected Operating Information:
RevPAR	$906.44	$—	$906.44	$911.44	$—	$911.44	(0.55)%	(0.55)%
Occupancy	57.75%	—%	57.75%	55.76%	—%	55.76%	3.57%	3.57%
ADR	$1,569.53	$—	$1,569.53	$1,634.48	$—	$1,634.48	(3.97)%	(3.97)%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$3,541	$—	$3,541	$—	$2,903	$2,903	—%	21.98%
Total hotel revenue	$8,223	$—	$8,223	$—	$6,509	$6,509	—%	26.33%
Hotel net income (loss)	$(5,908)	$—	$(5,908)	$—	$(5,132)	$(5,132)	—%	(15.12)%
Hotel net income (loss) margin	(71.85)%		(71.85)%	—%		(78.84)%	(71.85)%	6.99%
Hotel EBITDA	$(590)	$—	$(590)	$—	$(1,161)	$(1,161)	—%	49.18%
Hotel EBITDA margin	(7.17)%		(7.17)%	—%		(17.84)%	(7.17)%	10.67%
Selected Operating Information:
RevPAR	$183.29	$—	$183.29	$—	$150.22	$150.22	—%	22.01%
Occupancy	35.14%	—%	35.14%	—%	28.23%	28.23%	—%	24.48%
ADR	$521.52	$—	$521.52	$—	$532.03	$532.03	—%	(1.98)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$57,671	$—	$57,671	$62,464	$3,466	$65,930	(7.67)%	(12.53)%
Total hotel revenue	$103,941	$—	$103,941	$106,315	$7,072	$113,387	(2.23)%	(8.33)%
Hotel net income (loss)	$(4,247)	$—	$(4,247)	$8,450	$(4,568)	$3,882	(150.26)%	(209.40)%
Hotel net income (loss) margin	(4.09)%		(4.09)%	7.95%		3.42%	(12.04)%	(7.51)%
Hotel EBITDA	$18,676	$—	$18,676	$24,963	$(598)	$24,365	(25.19)%	(23.35)%
Hotel EBITDA margin	17.97%		17.97%	23.48%		21.49%	(5.51)%	(3.52)%
Selected Operating Information:
RevPAR	$342.73	$—	$342.73	$421.19	$179.37	$393.31	(18.63)%	(12.86)%
Occupancy	61.44%	—%	61.44%	71.09%	28.23%	66.15%	(13.57)%	(7.12)%
ADR	$557.81	$—	$557.81	$592.43	$635.29	$594.54	(5.84)%	(6.18)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$44,161	$—	$44,161	$43,305	$—	$43,305	1.98%	1.98%
Total hotel revenue	$56,756	$—	$56,756	$55,910	$—	$55,910	1.51%	1.51%
Hotel net income (loss)	$5,035	$—	$5,035	$5,101	$—	$5,101	(1.29)%	(1.29)%
Hotel net income (loss) margin	8.87%		8.87%	9.12%		9.12%	(0.25)%	(0.25)%
Hotel EBITDA	$16,191	$—	$16,191	$15,730	$—	$15,730	2.93%	2.93%
Hotel EBITDA margin	28.53%		28.53%	28.13%		28.13%	0.40%	0.40%
Selected Operating Information:
RevPAR	$201.18	$—	$201.18	$197.94	$—	$197.94	1.64%	1.64%
Occupancy	73.68%	—%	73.68%	71.78%	—%	71.78%	2.65%	2.65%
ADR	$273.05	$—	$273.05	$275.78	$—	$275.78	(0.99)%	(0.99)%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$101,832	$—	$101,832	$105,769	$3,466	$109,235	(3.72)%	(6.78)%
Total hotel revenue	$160,697	$—	$160,697	$162,225	$7,072	$169,297	(0.94)%	(5.08)%
Hotel net income (loss)	$788	$—	$788	$13,551	$(4,568)	$8,983	(94.18)%	(91.23)%
Hotel net income (loss) margin	0.49%		0.49%	8.35%		5.31%	(7.86)%	(4.82)%
Hotel EBITDA	$34,867	$—	$34,867	$40,693	$(598)	$40,095	(14.32)%	(13.04)%
Hotel EBITDA margin	21.70%		21.70%	25.08%		23.68%	(3.38)%	(1.98)%
Selected Operating Information:
RevPAR	$262.60	$—	$262.60	$288.14	$179.37	$282.70	(8.86)%	(7.11)%
Occupancy	68.37%	—%	68.37%	71.50%	28.23%	69.34%	(4.38)%	(1.40)%
ADR	$384.10	$—	$384.10	$402.98	$635.29	$407.71	(4.69)%	(5.79)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$28,474	$—	$28,474	$21,345	$—	$21,345	33.40%	33.40%
Total hotel revenue	$44,813	$—	$44,813	$31,930	$—	$31,930	40.35%	40.35%
Hotel net income (loss)	$5,042	$—	$5,042	$1,146	$—	$1,146	339.97%	339.97%
Hotel net income (loss) margin	11.25%		11.25%	3.59%		3.59%	7.66%	7.66%
Hotel EBITDA	$12,653	$—	$12,653	$6,890	$—	$6,890	83.64%	83.64%
Hotel EBITDA margin	28.24%		28.24%	21.58%		21.58%	6.66%	6.66%
Selected Operating Information:
RevPAR	$189.64	$—	$189.64	$142.15	$—	$142.15	33.41%	33.41%
Occupancy	75.74%	—%	75.74%	62.54%	—%	62.54%	21.11%	21.11%
ADR	$250.37	$—	$250.37	$227.29	$—	$227.29	10.15%	10.15%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$22,352	$—	$22,352	$21,813	$—	$21,813	2.47%	2.47%
Total hotel revenue	$37,969	$—	$37,969	$37,541	$—	$37,541	1.14%	1.14%
Hotel net income (loss)	$9,922	$—	$9,922	$10,286	$—	$10,286	(3.54)%	(3.54)%
Hotel net income (loss) margin	26.13%		26.13%	27.40%		27.40%	(1.27)%	(1.27)%
Hotel EBITDA	$12,985	$—	$12,985	$13,419	$—	$13,419	(3.23)%	(3.23)%
Hotel EBITDA margin	34.20%		34.20%	35.74%		35.74%	(1.54)%	(1.54)%
Selected Operating Information:
RevPAR	$207.80	$—	$207.80	$202.80	$—	$202.80	2.47%	2.47%
Occupancy	80.53%	—%	80.53%	79.61%	—%	79.61%	1.16%	1.16%
ADR	$258.05	$—	$258.05	$254.75	$—	$254.75	1.30%	1.30%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$19,039	$—	$19,039	$18,466	$—	$18,466	3.10%	3.10%
Total hotel revenue	$25,136	$—	$25,136	$25,076	$—	$25,076	0.24%	0.24%
Hotel net income (loss)	$3,114	$—	$3,114	$2,317	$—	$2,317	34.40%	34.40%
Hotel net income (loss) margin	12.39%		12.39%	9.24%		9.24%	3.15%	3.15%
Hotel EBITDA	$6,662	$—	$6,662	$6,968	$—	$6,968	(4.39)%	(4.39)%
Hotel EBITDA margin	26.50%		26.50%	27.79%		27.79%	(1.29)%	(1.29)%
Selected Operating Information:
RevPAR	$168.05	$—	$168.05	$162.99	$—	$162.99	3.10%	3.10%
Occupancy	69.31%	—%	69.31%	65.09%	—%	65.09%	6.48%	6.48%
ADR	$242.48	$—	$242.48	$250.41	$—	$250.41	(3.17)%	(3.17)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$12,640	$—	$12,640	$14,622	$—	$14,622	(13.55)%	(13.55)%
Total hotel revenue	$16,964	$—	$16,964	$19,176	$—	$19,176	(11.54)%	(11.54)%
Hotel net income (loss)	$923	$—	$923	$3,786	$—	$3,786	(75.62)%	(75.62)%
Hotel net income (loss) margin	5.44%		5.44%	19.74%		19.74%	(14.30)%	(14.30)%
Hotel EBITDA	$4,857	$—	$4,857	$7,089	$—	$7,089	(31.49)%	(31.49)%
Hotel EBITDA margin	28.63%		28.63%	36.97%		36.97%	(8.34)%	(8.34)%
Selected Operating Information:
RevPAR	$712.34	$—	$712.34	$824.00	$—	$824.00	(13.55)%	(13.55)%
Occupancy	67.53%	—%	67.53%	65.04%	—%	65.04%	3.83%	3.83%
ADR	$1,054.77	$—	$1,054.77	$1,266.95	$—	$1,266.95	(16.75)%	(16.75)%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$18,388	$—	$18,388	$21,661	$—	$21,661	(15.11)%	(15.11)%
Total hotel revenue	$23,263	$—	$23,263	$26,788	$—	$26,788	(13.16)%	(13.16)%
Hotel net income (loss)	$5,551	$—	$5,551	$10,722	$—	$10,722	(48.23)%	(48.23)%
Hotel net income (loss) margin	23.86%		23.86%	40.03%		40.03%	(16.17)%	(16.17)%
Hotel EBITDA	$11,648	$—	$11,648	$14,612	$—	$14,612	(20.28)%	(20.28)%
Hotel EBITDA margin	50.07%		50.07%	54.55%		54.55%	(4.48)%	(4.48)%
Selected Operating Information:
RevPAR	$474.34	$—	$474.34	$558.77	$—	$558.77	(15.11)%	(15.11)%
Occupancy	74.13%	—%	74.13%	78.56%	—%	78.56%	(5.64)%	(5.64)%
ADR	$639.85	$—	$639.85	$711.28	$—	$711.28	(10.04)%	(10.04)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$9,293	$—	$9,293	$10,828	$—	$10,828	(14.18)%	(14.18)%
Total hotel revenue	$11,522	$—	$11,522	$12,925	$—	$12,925	(10.85)%	(10.85)%
Hotel net income (loss)	$250	$—	$250	$1,875	$—	$1,875	(86.67)%	(86.67)%
Hotel net income (loss) margin	2.17%		2.17%	14.51%		14.51%	(12.34)%	(12.34)%
Hotel EBITDA	$3,844	$—	$3,844	$5,074	$—	$5,074	(24.24)%	(24.24)%
Hotel EBITDA margin	33.36%		33.36%	39.26%		39.26%	(5.90)%	(5.90)%
Selected Operating Information:
RevPAR	$425.51	$—	$425.51	$495.80	$—	$495.80	(14.18)%	(14.18)%
Occupancy	61.59%	—%	61.59%	53.92%	—%	53.92%	14.22%	14.22%
ADR	$690.83	$—	$690.83	$919.51	$—	$919.51	(24.87)%	(24.87)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$19,673	$—	$19,673	$18,697	$—	$18,697	5.22%	5.22%
Total hotel revenue	$38,606	$—	$38,606	$39,013	$—	$39,013	(1.04)%	(1.04)%
Hotel net income (loss)	$2,201	$—	$2,201	$5,346	$—	$5,346	(58.83)%	(58.83)%
Hotel net income (loss) margin	5.70%		5.70%	13.70%		13.70%	(8.00)%	(8.00)%
Hotel EBITDA	$10,442	$—	$10,442	$10,886	$—	$10,886	(4.08)%	(4.08)%
Hotel EBITDA margin	27.05%		27.05%	27.90%		27.90%	(0.85)%	(0.85)%
Selected Operating Information:
RevPAR	$374.04	$—	$374.04	$360.46	$—	$360.46	3.77%	3.77%
Occupancy	56.94%	—%	56.94%	63.46%	—%	63.46%	(10.27)%	(10.27)%
ADR	$656.94	$—	$656.94	$568.00	$—	$568.00	15.66%	15.66%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$18,536	$—	$18,536	$15,256	$—	$15,256	21.50%	21.50%
Total hotel revenue	$23,376	$—	$23,376	$18,801	$—	$18,801	24.33%	24.33%
Hotel net income (loss)	$406	$—	$406	$(1,304)	$—	$(1,304)	131.13%	131.13%
Hotel net income (loss) margin	1.74%		1.74%	(6.94)%		(6.94)%	8.68%	8.68%
Hotel EBITDA	$6,629	$—	$6,629	$4,808	$—	$4,808	37.87%	37.87%
Hotel EBITDA margin	28.36%		28.36%	25.57%		25.57%	2.79%	2.79%
Selected Operating Information:
RevPAR	$136.06	$—	$136.06	$111.99	$—	$111.99	21.49%	21.49%
Occupancy	61.15%	—%	61.15%	53.48%	—%	53.48%	14.34%	14.34%
ADR	$222.51	$—	$222.51	$209.39	$—	$209.39	6.27%	6.27%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$25,123	$—	$25,123	$24,151	$—	$24,151	4.02%	4.02%
Total hotel revenue	$29,814	$—	$29,814	$27,790	$—	$27,790	7.28%	7.28%
Hotel net income (loss)	$242	$—	$242	$(1,395)	$—	$(1,395)	117.35%	117.35%
Hotel net income (loss) margin	0.81%		0.81%	(5.02)%		(5.02)%	5.83%	5.83%
Hotel EBITDA	$7,579	$—	$7,579	$7,164	$—	$7,164	5.79%	5.79%
Hotel EBITDA margin	25.42%		25.42%	25.78%		25.78%	(0.36)%	(0.36)%
Selected Operating Information:
RevPAR	$224.45	$—	$224.45	$215.77	$—	$215.77	4.02%	4.02%
Occupancy	72.35%	—%	72.35%	71.54%	—%	71.54%	1.13%	1.13%
ADR	$310.22	$—	$310.22	$301.59	$—	$301.59	2.86%	2.86%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$28,899	$—	$28,899	$36,533	$—	$36,533	(20.90)%	(20.90)%
Total hotel revenue	$65,156	$—	$65,156	$75,393	$—	$75,393	(13.58)%	(13.58)%
Hotel net income (loss)	$8,063	$—	$8,063	$16,447	$—	$16,447	(50.98)%	(50.98)%
Hotel net income (loss) margin	12.37%		12.37%	21.82%		21.82%	(9.45)%	(9.45)%
Hotel EBITDA	$17,249	$—	$17,249	$24,219	$—	$24,219	(28.78)%	(28.78)%
Hotel EBITDA margin	26.47%		26.47%	32.12%		32.12%	(5.65)%	(5.65)%
Selected Operating Information:
RevPAR	$383.54	$—	$383.54	$486.64	$—	$486.64	(21.19)%	(21.19)%
Occupancy	63.35%	—%	63.35%	77.09%	—%	77.09%	(17.82)%	(17.82)%
ADR	$605.38	$—	$605.38	$631.22	$—	$631.22	(4.09)%	(4.09)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$22,822	$—	$22,822	$23,512	$—	$23,512	(2.93)%	(2.93)%
Total hotel revenue	$41,600	$—	$41,600	$41,113	$—	$41,113	1.18%	1.18%
Hotel net income (loss)	$(56)	$—	$(56)	$4,339	$—	$4,339	(101.29)%	(101.29)%
Hotel net income (loss) margin	(0.13)%		(0.13)%	10.55%		10.55%	(10.68)%	(10.68)%
Hotel EBITDA	$7,311	$—	$7,311	$8,802	$—	$8,802	(16.94)%	(16.94)%
Hotel EBITDA margin	17.57%		17.57%	21.41%		21.41%	(3.84)%	(3.84)%
Selected Operating Information:
RevPAR	$456.81	$—	$456.81	$473.21	$—	$473.21	(3.47)%	(3.47)%
Occupancy	55.32%	—%	55.32%	56.09%	—%	56.09%	(1.37)%	(1.37)%
ADR	$825.75	$—	$825.75	$843.66	$—	$843.66	(2.12)%	(2.12)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$22,868	$—	$22,868	$16,414	$—	$16,414	39.32%	39.32%
Total hotel revenue	$27,537	$—	$27,537	$19,945	$—	$19,945	38.06%	38.06%
Hotel net income (loss)	$6,142	$—	$6,142	$3,507	$—	$3,507	75.14%	75.14%
Hotel net income (loss) margin	22.30%		22.30%	17.58%		17.58%	4.72%	4.72%
Hotel EBITDA	$10,917	$—	$10,917	$7,432	$—	$7,432	46.89%	46.89%
Hotel EBITDA margin	39.64%		39.64%	37.26%		37.26%	2.38%	2.38%
Selected Operating Information:
RevPAR	$227.01	$—	$227.01	$166.55	$—	$166.55	36.30%	36.30%
Occupancy	73.28%	—%	73.28%	55.76%	—%	55.76%	31.42%	31.42%
ADR	$309.79	$—	$309.79	$298.71	$—	$298.71	3.71%	3.71%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$37,763	$—	$37,763	$45,146	$1,653	$46,799	(16.35)%	(19.31)%
Total hotel revenue	$59,195	$—	$59,195	$67,929	$1,653	$69,582	(12.86)%	(14.93)%
Hotel net income (loss)	$8,731	$—	$8,731	$15,168	$1,653	$16,821	(42.44)%	(48.09)%
Hotel net income (loss) margin	14.75%		14.75%	22.33%		24.17%	(7.58)%	(9.42)%
Hotel EBITDA	$18,384	$—	$18,384	$23,531	$1,653	$25,184	(21.87)%	(27.00)%
Hotel EBITDA margin	31.06%		31.06%	34.64%		36.19%	(3.58)%	(5.13)%
Selected Operating Information:
RevPAR	$768.48	$—	$768.48	$918.73	$—	$952.36	(16.35)%	(19.31)%
Occupancy	70.29%	—%	70.29%	78.70%	—%	78.70%	(10.69)%	(10.69)%
ADR	$1,093.34	$—	$1,093.34	$1,167.42	$—	$1,210.15	(6.35)%	(9.65)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$9,180	$—	$9,180	$10,174	$—	$10,174	(9.77)%	(9.77)%
Total hotel revenue	$12,789	$—	$12,789	$14,828	$—	$14,828	(13.75)%	(13.75)%
Hotel net income (loss)	$(2,360)	$—	$(2,360)	$(574)	$—	$(574)	(311.15)%	(311.15)%
Hotel net income (loss) margin	(18.45)%		(18.45)%	(3.87)%		(3.87)%	(14.58)%	(14.58)%
Hotel EBITDA	$1,261	$—	$1,261	$2,701	$—	$2,701	(53.31)%	(53.31)%
Hotel EBITDA margin	9.86%		9.86%	18.22%		18.22%	(8.36)%	(8.36)%
Selected Operating Information:
RevPAR	$235.14	$—	$235.14	$260.60	$—	$260.60	(9.77)%	(9.77)%
Occupancy	73.49%	—%	73.49%	73.62%	—%	73.62%	(0.18)%	(0.18)%
ADR	$319.96	$—	$319.96	$353.97	$—	$353.97	(9.61)%	(9.61)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$39,586	$—	$39,586	$28,180	$10,256	$38,436	40.48%	2.99%
Total hotel revenue	$61,293	$—	$61,293	$43,461	$15,169	$58,630	41.03%	4.54%
Hotel net income (loss)	$9,560	$—	$9,560	$5,348	$2,089	$7,437	78.76%	28.55%
Hotel net income (loss) margin	15.60%		15.60%	12.31%		12.68%	3.29%	2.92%
Hotel EBITDA	$15,142	$—	$15,142	$9,845	$3,634	$13,479	53.80%	12.34%
Hotel EBITDA margin	24.70%		24.70%	22.65		22.99%	2.05%	1.71%
Selected Operating Information:
RevPAR	$1,367.97	$—	$1,367.97	$1,303.20	$1,402.17	$1,328.21	4.97%	2.99%
Occupancy	59.37%	—%	59.37%	62.14%	50.36%	59.16%	(4.46)%	0.35%
ADR	$2,304.20	$—	$2,304.20	$2,097.22	$2,784.54	$2,245.08	9.87%	2.63%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$25,622	$—	$25,622	$—	$22,717	$22,717	—%	12.79%
Total hotel revenue	$46,749	$—	$46,749	$—	$40,476	$40,476	—%	15.50%
Hotel net income (loss)	$(1,047)	$—	$(1,047)	$—	$(65)	$(65)	—%	(1,510.77)%
Hotel net income (loss) margin	(2.24)%		(2.24)%	—%		(0.16)%	(2.24)%	(2.08)%
Hotel EBITDA	$13,760	$—	$13,760	$—	$10,993	$10,993	—%	25.17%
Hotel EBITDA margin	29.43%		29.43%	—		27.16%	29.43%	2.27%
Selected Operating Information:
RevPAR	$446.93	$—	$446.93	$—	$396.27	$396.27	—%	12.78%
Occupancy	45.67%	—%	45.67%	—%	44.58%	44.58%	—%	2.45%
ADR	$978.66	$—	$978.66	$—	$888.98	$888.98	—%	10.09%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$237,038	$—	$237,038	$220,992	$34,626	$255,618	7.26%	(7.27)%
Total hotel revenue	$402,317	$—	$402,317	$363,339	$57,298	$420,637	10.73%	(4.36)%
Hotel net income (loss)	$44,098	$—	$44,098	$73,316	$3,677	$76,993	(39.85)%	(42.72)%
Hotel net income (loss) margin	10.96%		10.96%	20.18%		18.30%	(9.22)%	(7.34)%
Hotel EBITDA	$115,622	$—	$115,622	$117,477	$16,280	$133,757	(1.58)%	(13.56)%
Hotel EBITDA margin	28.74%		28.74%	32.33%		31.80%	(3.59)%	(3.06)%
Selected Operating Information:
RevPAR	$474.81	$—	$474.81	$510.02	$535.64	$513.34	(6.90)%	(7.51)%
Occupancy	64.90%	—%	64.90%	71.58%	45.23%	68.16%	(9.33)%	(4.78)%
ADR	$731.58	$—	$731.58	$712.49	$1,184.28	$753.14	2.68%	(2.86)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$123,220	$—	$123,220	$105,806	$—	$105,806	16.46%	16.46%
Total hotel revenue	$163,465	$—	$163,465	$138,370	$—	$138,370	18.14%	18.14%
Hotel net income (loss)	$12,586	$—	$12,586	$3,698	$—	$3,698	240.35%	240.35%
Hotel net income (loss) margin	7.70%		7.70%	2.67%		2.67%	5.03%	5.03%
Hotel EBITDA	$45,701	$—	$45,701	$35,963	$—	$35,963	27.08%	27.08%
Hotel EBITDA margin	27.96%		27.96%	25.99%		25.99%	1.97%	1.97%
Selected Operating Information:
RevPAR	$189.17	$—	$189.17	$162.98	$—	$162.98	16.07%	16.07%
Occupancy	70.47%	—%	70.47%	62.27%	—%	62.27%	13.17%	13.17%
ADR	$268.43	$—	$268.43	$261.71	$—	$261.71	2.57%	2.57%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$360,258	$—	$360,258	$326,798	$34,626	$361,424	10.24%	(0.32)%
Total hotel revenue	$565,782	$—	$565,782	$501,709	$57,298	$559,007	12.77%	1.21%
Hotel net income (loss)	$56,684	$—	$56,684	$77,014	$3,677	$80,691	(26.40)%	(29.75)%
Hotel net income (loss) margin	10.02%		10.02%	15.35%		14.43%	(5.33)%	(4.41)%
Hotel EBITDA	$161,323	$—	$161,323	$153,440	$16,280	$169,720	5.14%	(4.95)%
Hotel EBITDA margin	28.51%		28.51%	30.58%		30.36%	(2.07)%	(1.85)%
Selected Operating Information:
RevPAR	$313.10	$—	$313.10	$301.89	$535.64	$315.06	3.71%	(0.62)%
Occupancy	68.06%	—%	68.06%	66.00%	45.23%	64.83%	3.12%	4.98%
ADR	$460.07	$—	$460.07	$457.41	$1,184.28	$485.99	0.58%	(5.33)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$37,006	$—	$37,006
Total hotel revenue	$57,996	$—	$57,996
Hotel net income	$5,021	$—	$5,021
Hotel net income margin	13.57%		13.57%
Hotel EBITDA	$15,937	$—	$15,937
Hotel EBITDA margin	27.48%		27.48%
Selected Operating Information:
RevPAR	$184.34	$—	$184.34
Occupancy	75.04%	—%	75.04%
ADR	$245.64	$—	$245.64

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$28,419	$—	$28,419
Total hotel revenue	$49,504	$—	$49,504
Hotel net income	$12,798	$—	$12,798
Hotel net income margin	45.03%		45.03%
Hotel EBITDA	$16,894	$—	$16,894
Hotel EBITDA margin	34.13%		34.13%
Selected Operating Information:
RevPAR	$197.61	$—	$197.61
Occupancy	77.94%	—%	77.94%
ADR	$253.53	$—	$253.53

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,402	$—	$25,402
Total hotel revenue	$33,695	$—	$33,695
Hotel net income	$3,023	$—	$3,023
Hotel net income margin	11.90%		11.90%
Hotel EBITDA	$7,982	$—	$7,982
Hotel EBITDA margin	23.69%		23.69%
Selected Operating Information:
RevPAR	$167.70	$—	$167.70
Occupancy	68.52%	—%	68.52%
ADR	$244.76	$—	$244.76

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$17,100	$—	$17,100
Total hotel revenue	$23,047	$—	$23,047
Hotel net income	$1,625	$—	$1,625
Hotel net income margin	9.50%		9.50%
Hotel EBITDA	$6,895	$—	$6,895
Hotel EBITDA margin	29.92%		29.92%
Selected Operating Information:
RevPAR	$720.79	$—	$720.79
Occupancy	65.83%	—%	65.83%
ADR	$1,095.01	$—	$1,095.01

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,146	$—	$24,146
Total hotel revenue	$30,579	$—	$30,579
Hotel net income	$7,206	$—	$7,206
Hotel net income margin	29.84%		29.84%
Hotel EBITDA	$15,151	$—	$15,151
Hotel EBITDA margin	49.55%		49.55%
Selected Operating Information:
RevPAR	$465.87	$—	$465.87
Occupancy	71.50%	—%	71.50%
ADR	$651.54	$—	$651.54

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$12,779	$—	$12,779
Total hotel revenue	$15,791	$—	$15,791
Hotel net income	$922	$—	$922
Hotel net income margin	7.21%		7.21%
Hotel EBITDA	$5,728	$—	$5,728
Hotel EBITDA margin	36.27%		36.27%
Selected Operating Information:
RevPAR	$437.64	$—	$437.64
Occupancy	59.80%	—%	59.80%
ADR	$731.86	$—	$731.86

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$26,229	$—	$26,229
Total hotel revenue	$50,208	$—	$50,208
Hotel net income	$2,523	$—	$2,523
Hotel net income margin	9.62%		9.62%
Hotel EBITDA	$13,176	$—	$13,176
Hotel EBITDA margin	26.24%		26.24%
Selected Operating Information:
RevPAR	$374.28	$—	$374.28
Occupancy	55.72%	—%	55.72%
ADR	$671.78	$—	$671.78

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$25,517	$—	$25,517
Total hotel revenue	$32,111	$—	$32,111
Hotel net income	$1,205	$—	$1,205
Hotel net income margin	4.72%		4.72%
Hotel EBITDA	$9,494	$—	$9,494
Hotel EBITDA margin	29.57%		29.57%
Selected Operating Information:
RevPAR	$140.10	$—	$140.10
Occupancy	61.65%	—%	61.65%
ADR	$227.24	$—	$227.24

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
THE CLANCY
Selected Financial Information:
Rooms revenue	$32,306	$—	$32,306
Total hotel revenue	$38,187	$—	$38,187
Hotel net income	$(1,235)	$—	$(1,235)
Hotel net income margin	(3.82)%		(3.82)%
Hotel EBITDA	$8,769	$—	$8,769
Hotel EBITDA margin	22.96%		22.96%
Selected Operating Information:
RevPAR	$215.88	$—	$215.88
Occupancy	70.65%	—%	70.65%
ADR	$305.55	$—	$305.55

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$38,576	$—	$38,576
Total hotel revenue	$88,127	$—	$88,127
Hotel net income	$9,257	$—	$9,257
Hotel net income margin	24.00%		24.00%
Hotel EBITDA	$23,407	$—	$23,407
Hotel EBITDA margin	26.56%		26.56%
Selected Operating Information:
RevPAR	$382.93	$—	$382.93
Occupancy	64.20%	—%	64.20%
ADR	$596.46	$—	$596.46

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$30,573	$—	$30,573
Total hotel revenue	$55,266	$—	$55,266
Hotel net income	$625	$—	$625
Hotel net income margin	2.04%		2.04%
Hotel EBITDA	$9,892	$—	$9,892
Hotel EBITDA margin	17.90%		17.90%
Selected Operating Information:
RevPAR	$458.34	$—	$458.34
Occupancy	55.64%	—%	55.64%
ADR	$823.78	$—	$823.78

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$27,899	$—	$27,899
Total hotel revenue	$33,977	$—	$33,977
Hotel net income	$6,425	$—	$6,425
Hotel net income margin	23.03%		23.03%
Hotel EBITDA	$12,702	$—	$12,702
Hotel EBITDA margin	37.38%		37.38%
Selected Operating Information:
RevPAR	$208.28	$—	$208.28
Occupancy	70.04%	—%	70.04%
ADR	$297.39	$—	$297.39

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$51,043	$(1,652)	$49,391
Total hotel revenue	$78,920	$(1,652)	$77,268
Hotel net income	$12,483	$(1,653)	$10,830
Hotel net income margin	24.46%		21.93%
Hotel EBITDA	$24,990	$(1,652)	$23,338
Hotel EBITDA margin	31.66%		30.20%
Selected Operating Information:
RevPAR	$776.92	$—	$751.77
Occupancy	67.52%	—%	67.52%
ADR	$1,150.70	$—	$1,113.44

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$12,478	$—	$12,478
Total hotel revenue	$17,445	$—	$17,445
Hotel net income	$(3,176)	$—	$(3,176)
Hotel net income margin	(25.45)%		(25.45)%
Hotel EBITDA	$1,717	$—	$1,717
Hotel EBITDA margin	9.84%		9.84%
Selected Operating Information:
RevPAR	$239.06	$—	$239.06
Occupancy	74.16%	—%	74.16%
ADR	$322.36	$—	$322.36

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$53,478	$—	$53,478
Total hotel revenue	$82,349	$—	$82,349
Hotel net income	$11,795	$—	$11,795
Hotel net income margin	22.06%		22.06%
Hotel EBITDA	$20,184	$—	$20,184
Hotel EBITDA margin	24.51%		24.51%
Selected Operating Information:
RevPAR	$1,382.22	$—	$1,382.22
Occupancy	58.66%	—%	58.66%
ADR	$2,356.48	$—	$2,356.48

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$28,729	$6,612	$35,341
Total hotel revenue	$51,943	$15,582	$67,525
Hotel net income (loss)	$(114)	$3,227	$3,113
Hotel net income (loss) margin	(0.40)%		8.81%
Hotel EBITDA	$15,470	$6,793	$22,263
Hotel EBITDA margin	29.78%		32.97%
Selected Operating Information:
RevPAR	$450.01	$516.18	$461.07
Occupancy	45.61%	54.47%	47.09%
ADR	$986.57	$947.59	$979.04

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$311,072	$4,960	$316,032
Total hotel revenue	$525,734	$13,930	$539,664
Hotel net income	$59,120	$1,574	$60,694
Hotel net income margin	19.01%		19.21%
Hotel EBITDA	$151,787	$5,141	$156,928
Hotel EBITDA margin	28.87%		29.08%
Selected Operating Information:
RevPAR	$475.42	$387.17	$473.72
Occupancy	64.07%	54.47%	63.89%
ADR	$742.01	$710.76	$741.50

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$160,608	$—	$160,608
Total hotel revenue	$213,411	$—	$213,411
Hotel net income	$11,263	$—	$11,263
Hotel net income margin	7.01%		7.01%
Hotel EBITDA	$56,601	$—	$56,601
Hotel EBITDA margin	26.52%		26.52%
Selected Operating Information:
RevPAR	$184.57	$—	$184.57
Occupancy	69.53%	—%	69.53%
ADR	$265.48	$—	$265.48

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$471,680	$4,960	$476,640
Total hotel revenue	$739,145	$13,930	$753,075
Hotel net income	$70,383	$1,574	$71,957
Hotel net income margin	14.92%		15.10%
Hotel EBITDA	$208,388	$5,141	$213,529
Hotel EBITDA margin	28.19%		28.35%
Selected Operating Information:
RevPAR	$309.41	$387.17	$310.05
Occupancy	67.18%	54.47%	67.08%
ADR	$460.53	$710.76	$462.22
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023	2023	2023	2023	2023	2023	2023	2022	2022	2022
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$160,697	$—	$160,697	$187,905	$—	$187,905	$217,180	$—	$217,180	$173,363	$13,930	$187,293
Hotel net income (loss)	$788	$—	$788	$18,143	$—	$18,143	$37,753	$—	$37,753	$13,699	$1,574	$15,273
Hotel net income (loss) margin	0.49%		0.49%	9.66%		9.66%	17.38%		17.38%	7.90%		8.15%
Hotel EBITDA	$34,867	$—	$34,867	$53,660	$—	$53,660	$72,796	$—	$72,796	$47,065	$5,141	$52,206
Hotel EBITDA margin	21.70%		21.70%	28.56%		28.56%	33.52%		33.52%	27.15%		27.87%

Hotel net income (loss) % of total TTM	1.1%		1.1%	25.8%		25.2%	53.6%		52.5%	19.5%		21.2%
EBITDA % of total TTM	16.7%		16.3%	25.8%		25.1%	34.9%		34.1%	22.6%		24.5%

JV interests in Hotel net income (loss)	$830	$—	$830	$1,757	$—	$1,757	$1,154	$—	$1,154	$714	$—	$714
JV interests in EBITDA	$1,849	$—	$1,849	$2,618	$—	$2,618	$1,943	$—	$1,943	$1,798	$—	$1,798

	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
	TTM	TTM	TTM
Total hotel revenue	$739,145	$13,930	$753,075
Hotel net income (loss)	$70,383	$1,574	$71,957
Hotel net income (loss) margin	9.52%		9.56%
Hotel EBITDA	$208,388	$5,141	$213,529
Hotel EBITDA margin	28.19%		28.35%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$4,455	$—	$4,455
JV interests in EBITDA	$8,208	$—	$8,208
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2023
(in thousands, except share price)
(unaudited)

September 30, 2023
Common stock shares outstanding	65,994
Partnership units outstanding (common stock equivalents)	7,224
Combined common stock shares and partnership units outstanding	73,218
Common stock price	$2.77
Market capitalization	$202,814
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$410,242
Series M redeemable preferred stock	$47,793
Indebtedness	$1,187,430
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(122,897)
Total enterprise value (TEV)	$1,793,582

Cash and cash equivalents	$146,752
Restricted cash	$55,239
Accounts receivable, net	$34,830
Prepaid expenses	$13,575
Due from affiliates, net	$2,386
Due from third-party hotel managers, net	$12,817
Total current assets	$265,599

Accounts payable, net & accrued expenses	$133,735
Dividends and distributions payable	$8,967
Total current liabilities	$142,702

Net working capital*	$122,897
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2023
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Bardessono Hotel and Spa	65				x
Capital Hilton Washington D.C.	550	x	x	x	x
The Ritz-Carlton Lake Tahoe	170			x	x
The Ritz-Carlton Sarasota	276		x	x	x
Total		1	2	3	4
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2023 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2023	2023	2023	2022	September 30, 2023
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$788	$18,143	$37,753	$13,699	$70,383
Non-property adjustments	203	(12)	12	(55)	148
Interest income	(316)	(259)	(235)	(145)	(955)
Interest expense	9,557	11,425	11,066	8,416	40,464
Amortization of loan costs	556	562	642	476	2,236
Depreciation and amortization	22,702	22,567	22,521	20,506	88,296
Income tax expense (benefit)	13	507	340	219	1,079
Non-hotel EBITDA ownership expense	1,364	727	697	3,949	6,737
Hotel EBITDA including amounts attributable to noncontrolling interest	34,867	53,660	72,796	47,065	208,388
Non-comparable adjustments	—	—	—	5,141	5,141
Comparable hotel EBITDA	$34,867	$53,660	$72,796	$52,206	$213,529

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(616)	$3,935	$2,147	$1,463	$28	$1,234	$(1,255)	$376	$356	$(1,281)	$(1,234)	$4,044	$(659)	$(1,272)	$(570)	$(5,908)	$788	$(23,399)	$(22,611)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(292)	—	495	203	(203)	—
Interest income	(68)	(94)	(3)	—	—	—	—	(12)	(42)	(56)	44	(22)	(12)	—	—	(51)	(316)	316	—
Interest expense	—	—	—	267	1,447	380	1,463	—	—	965	1,008	20	1,010	696	—	2,301	9,557	12,868	22,425
Amortization of loan cost	—	—	—	—	81	12	203	—	—	—	40	—	9	44	—	167	556	325	881
Depreciation and amortization	2,484	1,052	1,121	566	549	421	1,140	1,962	2,403	1,482	1,236	1,536	2,139	528	1,656	2,428	22,703	—	22,703
Income tax expense (benefit)	(35)	67	—	—	—	—	—	5	—	—	—	—	28	—	(52)	—	13	(1,203)	(1,190)
Non-hotel EBITDA ownership expense	648	23	(21)	197	10	59	—	18	17	13	223	14	20	155	9	(22)	1,363	(1,363)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,413	4,983	3,244	2,493	2,115	2,106	1,551	2,349	2,734	1,123	1,317	5,592	2,535	(141)	1,043	(590)	34,867	(12,659)	22,208
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(603)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,849)	1,849	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	60	60
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$1,810	$3,737	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$33,018	$(10,813)	$22,205
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,413	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$34,867
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$—	$—	$5,592	$2,535	$(141)	$1,043	$(590)	$30,014
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$—	$—	$5,592	$2,535	$(141)	$1,043	$(590)	$30,014
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,983	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$18,676
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,983	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$18,676
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	$2,413	$4,983	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,396
BAML Pool (see footnote 3)	—	—	3,244	—	—	—	—	2,349	2,734	—	—	5,592	—	—	—	—	13,919
BAML Credit Facility (see foonote 4)	—	—	—	2,493	—	2,106	—	—	—	1,123	—	—	—	—	—	—	5,722
BAML (Pier House Resort & Spa)	—	—	—	—	2,115	—	—	—	—	—	—	—	—	—	—	—	2,115
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,551	—	—	—	—	—	—	—	—	—	1,551
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,317	—	—	—	—	—	1,317
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	2,535	—	—	—	2,535
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(141)	—	—	(141)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(590)	(590)
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,043	—	1,043
Total	$2,413	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$34,867

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3,924	$3,105	$1,890	$764	$1,709	$13	$(4,002)	$1,388	$37	$2,593	$(2,450)	$2,729	$3,586	$(595)	$3,960	$(508)	$18,143	$(21,281)	$(3,138)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(12)	—	—	—	—	—	(12)	12	—
Interest income	(64)	(84)	(6)	—	—	—	—	(8)	(28)	(54)	27	(15)	(10)	—	—	(17)	(259)	259	—
Interest expense	—	—	—	772	1,378	981	1,399	—	—	2,075	961	20	963	667	—	2,209	11,425	11,490	22,915
Amortization of loan cost	—	—	—	—	80	8	201	—	—	—	39	—	27	44	—	163	562	123	685
Depreciation and amortization	2,438	1,044	1,146	588	587	406	1,118	2,035	2,445	1,444	1,117	1,536	2,123	515	1,637	2,388	22,567	—	22,567
Income tax expense (benefit)	125	49	—	—	—	—	—	4	—	—	—	—	133	—	196	—	507	(582)	(75)
Non-hotel EBITDA ownership expense	(81)	16	3	120	21	12	94	167	(4)	62	203	43	26	17	33	(5)	727	(727)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,342	4,130	3,033	2,244	3,775	1,420	(1,190)	3,586	2,450	6,120	(115)	4,313	6,848	648	5,826	4,230	53,660	(10,706)	42,954
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,586)	(1,032)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,618)	2,618	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	75	75
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(80)	(80)
Hotel EBITDA attributable to the Company and OP unitholders	$4,756	$3,098	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$51,042	$(8,093)	$42,949
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$53,660
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	$6,342	$4,130	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,472
BAML Pool (see footnote 3)	—	—	3,033	—	—	—	—	3,586	2,450	—	—	4,313	—	—	—	—	13,382
BAML Senior Facility (see foonote 4)	—	—	—	2,244	—	1,420	—	—	—	6,120	—	—	—	—	—	—	9,784
BAML (Pier House Resort & Spa)	—	—	—	—	3,775	—	—	—	—	—	—	—	—	—	—	—	3,775
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(1,190)	—	—	—	—	—	—	—	—	—	(1,190)
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(115)	—	—	—	—	—	(115)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	6,848	—	—	—	6,848
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	648	—	—	648
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,230	4,230
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,826	—	5,826
Total	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$53,660
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,734	$2,882	$(923)	$(1,304)	$3,814	$(997)	$7,458	$(1,358)	$(151)	$6,751	$3,628	$(631)	$5,804	$(493)	$6,170	$5,369	$37,753	$(21,149)	$16,604
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	12	—	—	—	—	—	12	(12)	—
Interest income	(65)	(73)	—	—	—	—	—	(5)	(19)	(42)	—	(9)	(9)	—	—	(13)	(235)	235	—
Interest expense	—	—	—	717	1,268	902	1,301	—	—	1,891	894	20	901	622	281	2,269	11,066	11,045	22,111
Amortization of loan cost	—	—	—	—	79	—	199	—	—	95	39	—	27	43	—	160	642	120	762
Depreciation and amortization	2,186	1,027	1,235	594	593	393	1,108	2,031	2,545	1,305	1,230	1,625	2,136	549	1,637	2,327	22,521	—	22,521
Income tax expense (benefit)	26	12	—	—	—	—	—	5	—	—	—	—	136	—	161	—	340	1,989	2,329
Non-hotel EBITDA ownership expense	17	24	73	113	4	20	15	21	20	6	306	7	6	33	24	8	697	(697)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,898	3,872	385	120	5,758	318	10,081	694	2,395	10,006	6,109	1,012	9,001	754	8,273	10,120	72,796	(8,469)	64,327
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(975)	(968)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,943)	1,943	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	73	73
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(77)	(77)
Hotel EBITDA attributable to the Company and OP unitholders	$2,923	$2,904	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$70,853	$(6,530)	$64,323
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$72,796
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	$3,898	$3,872	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,770
BAML Pool (see footnote 3)	—	—	385	—	—	—	—	694	2,395	—	—	1,012	—	—	—	—	4,486
BAML Senior Facility (see foonote 4)	—	—	—	120	—	318	—	—	—	10,006	—	—	—	—	—	—	10,444
BAML (Pier House Resort & Spa)	—	—	—	—	5,758	—	—	—	—	—	—	—	—	—	—	—	5,758
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	10,081	—	—	—	—	—	—	—	—	—	10,081
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	6,109	—	—	—	—	—	6,109
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	9,001	—	—	—	9,001
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	754	—	—	754
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,120	10,120
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,273	—	8,273
Total	$3,898	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$72,796
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(21)	$2,876	$(91)	$702	$1,655	$672	$322	$799	$(1,477)	$1,194	$681	$283	$3,752	$(816)	$2,235	$933	$13,699	$(18,252)	$(4,553)
Non-property adjustments	—	—	—	—	—	—	—	(16)	—	—	—	—	(39)	—	—	—	(55)	55	—
Interest income	(38)	(50)	—	—	—	—	—	(4)	(15)	(25)	—	(7)	(2)	—	—	(4)	(145)	145	—
Interest expense	—	—	—	638	1,117	809	1,168	—	—	1,717	774	20	828	574	771	—	8,416	9,862	18,278
Amortization of loan cost	—	—	—	—	78	—	197	—	—	94	38	—	26	43	—	—	476	119	595
Depreciation and amortization	1,901	1,070	1,382	584	648	395	1,051	2,029	2,683	1,419	852	1,488	2,002	619	1,602	781	20,506	—	20,506
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	(124)	—	337	—	219	41	260
Non-hotel EBITDA ownership expense	1,442	13	29	114	5	8	(4)	51	(1)	1,759	236	1	163	36	97	—	3,949	(3,949)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,284	3,909	1,320	2,038	3,503	1,884	2,734	2,865	1,190	6,158	2,581	1,785	6,606	456	5,042	1,710	47,065	(11,979)	35,086
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(821)	(977)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,798)	1,798	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	108	108
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(114)	(114)
Hotel EBITDA attributable to the Company and OP unitholders	$2,463	$2,932	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$6,606	$456	$5,042	$1,710	$45,267	$(10,187)	$35,080
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,652)	—	—	6,793	5,141
Comparable hotel EBITDA	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$4,954	$456	$5,042	$8,503	$52,206
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$6,606	$—	$5,042	$1,710	$36,165
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,652)	—	—	6,793	5,141
Comparable hotel EBITDA	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$4,954	$—	$5,042	$8,503	$41,306
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	$3,284	$3,909	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,193
BAML Pool (see footnote 3)	—	—	1,320	—	—	—	—	2,865	1,190	—	—	1,785	—	—	—	—	7,160
BAML Senior Facility (see foonote 4)	—	—	—	2,038	—	1,884	—	—	—	6,158	—	—	—	—	—	—	10,080
BAML (Pier House Resort & Spa)	—	—	—	—	3,503	—	—	—	—	—	—	—	—	—	—	—	3,503
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,734	—	—	—	—	—	—	—	—	—	2,734
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,581	—	—	—	—	—	2,581
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,954	—	—	—	4,954
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	456	—	—	456
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,503	8,503
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,042	—	5,042
Total	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$4,954	$456	$5,042	$8,503	$52,206
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$404	$4,270	$1,129	$1,581	$1,366	$1,257	$(72)	$294	$541	$(391)	$755	$3,103	$846	$(370)	$(1,162)	$—	$13,551	$(21,934)	$(8,383)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	—	—	(1)	1	—
Interest income	(15)	(22)	—	—	—	—	—	(1)	(5)	(16)	—	(2)	(2)	—	—	—	(63)	63	—
Interest expense	—	—	—	470	808	621	901	—	—	1,356	575	(62)	669	461	574	—	6,373	7,496	13,869
Amortization of loan cost	—	—	—	34	77	—	195	—	—	93	38	—	17	42	—	—	496	125	621
Depreciation and amortization	1,840	1,020	1,476	590	633	435	1,011	2,005	2,760	1,329	802	1,432	2,059	613	1,599	—	19,604	—	19,604
Income tax expense (benefit)	—	—	—	—	—	—	—	4	—	—	—	—	13	—	(116)	—	(99)	194	95
Non-hotel EBITDA ownership expense	(3)	25	4	102	5	79	6	25	17	368	159	1	3	37	4	—	832	(832)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,226	5,293	2,609	2,777	2,889	2,392	2,041	2,327	3,313	2,739	2,329	4,472	3,604	783	899	—	40,693	(14,887)	25,806
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(556)	(1,324)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,880)	1,880	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$1,670	$3,969	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$3,604	$783	$899	$—	$38,813	$(13,007)	$25,806
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	563	—	—	(1,161)	(598)
Comparable hotel EBITDA	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$4,167	$783	$899	$(1,161)	$40,095
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$—	$—	$4,472	$3,604	$783	$899	$—	$33,399
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	563	—	—	(1,161)	(598)
Comparable hotel EBITDA	$—	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$—	$—	$4,472	$4,167	$783	$899	$(1,161)	$32,801
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$3,604	$—	$899	$—	$24,963
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	563	—	—	(1,161)	(598)
Comparable hotel EBITDA	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$4,167	$—	$899	$(1,161)	$24,365
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$—	$15,730
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$—	$15,730
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,042	$9,922	$3,114	$923	$5,551	$250	$2,201	$406	$242	$8,063	$(56)	$6,142	$8,731	$(2,360)	$9,560	$(1,047)	$56,684	$(65,829)	$(9,145)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(292)	—	495	203	(203)	—
Interest income	(197)	(251)	(9)	—	—	—	—	(25)	(89)	(152)	71	(46)	(31)	—	—	(81)	(810)	810	—
Interest expense	—	—	—	1,756	4,093	2,263	4,163	—	—	4,931	2,863	60	2,874	1,985	281	6,779	32,048	35,403	67,451
Amortization of loan cost	—	—	—	—	240	20	603	—	—	95	118	—	63	131	—	490	1,760	568	2,328
Depreciation and amortization	7,108	3,123	3,502	1,748	1,729	1,220	3,366	6,028	7,393	4,231	3,583	4,697	6,398	1,592	4,930	7,143	67,791	—	67,791
Income tax expense (benefit)	116	128	—	—	—	—	—	14	—	—	—	—	297	—	305	—	860	204	1,064
Non-hotel EBITDA ownership expense	584	63	55	430	35	91	109	206	33	81	732	64	52	205	66	(19)	2,787	(2,787)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	12,653	12,985	6,662	4,857	11,648	3,844	10,442	6,629	7,579	17,249	7,311	10,917	18,384	1,261	15,142	13,760	161,323	(31,834)	129,489
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,164)	(3,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(6,410)	6,410	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	208	208
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(220)	(220)
Hotel EBITDA attributable to the Company and OP unitholders	$9,489	$9,739	$6,662	$4,857	$11,648	$3,844	$10,442	$6,629	$7,579	$17,249	$7,311	$10,917	$18,384	$1,261	$15,142	$13,760	$154,913	$(25,436)	$129,477
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$12,653	$12,985	$6,662	$4,857	$11,648	$3,844	$10,442	$6,629	$7,579	$17,249	$7,311	$10,917	$18,384	$1,261	$15,142	$13,760	$161,323
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$12,985	$6,662	$4,857	$11,648	$3,844	$10,442	$6,629	$7,579	$—	$—	$10,917	$18,384	$1,261	$15,142	$13,760	$124,110
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$12,985	$6,662	$4,857	$11,648	$3,844	$10,442	$6,629	$7,579	$—	$—	$10,917	$18,384	$1,261	$15,142	$13,760	$124,110
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$12,985	$—	$4,857	$11,648	$3,844	$10,442	$—	$—	$17,249	$7,311	$—	$18,384	$—	$15,142	$13,760	$115,622
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$12,985	$—	$4,857	$11,648	$3,844	$10,442	$—	$—	$17,249	$7,311	$—	$18,384	$—	$15,142	$13,760	$115,622
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$12,653	$—	$6,662	$—	$—	$—	$—	$6,629	$7,579	$—	$—	$10,917	$—	$1,261	$—	$—	$45,701
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$12,653	$—	$6,662	$—	$—	$—	$—	$6,629	$7,579	$—	$—	$10,917	$—	$1,261	$—	$—	$45,701
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,146	$10,286	$2,317	$3,786	$10,722	$1,875	$5,346	$(1,304)	$(1,395)	$16,447	$4,339	$3,507	$15,168	$(574)	$5,348	$—	$77,014	$(53,113)	$23,901
Non-property adjustments	—	—	—	—	—	—	76	—	—	—	—	—	(1)	—	—	—	75	(75)	—
Interest income	(17)	(23)	—	—	—	—	—	(1)	(9)	(27)	—	(5)	(6)	—	—	—	(88)	88	—
Interest expense	—	—	—	1,036	1,685	1,356	2,060	—	—	3,202	1,243	6	1,729	1,248	976	—	14,541	16,891	31,432
Amortization of loan cost	—	—	—	135	229	102	516	—	—	276	112	—	17	124	—	—	1,511	350	1,861
Depreciation and amortization	5,519	3,048	4,593	1,787	1,963	1,651	2,881	5,999	8,543	3,907	2,382	3,918	6,070	1,833	3,522	—	57,616	—	57,616
Income tax expense (benefit)	—	—	—	—	—	—	—	13	—	—	—	—	539	—	(4)	—	548	3,235	3,783
Non-hotel EBITDA ownership expense	242	108	58	345	13	90	7	101	25	414	726	6	15	70	3	—	2,223	(2,223)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,890	13,419	6,968	7,089	14,612	5,074	10,886	4,808	7,164	24,219	8,802	7,432	23,531	2,701	9,845	—	153,440	(34,847)	118,593
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,722)	(3,356)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,078)	5,078	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	220	220
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(220)	(220)
Hotel EBITDA attributable to the Company and OP unitholders	$5,168	$10,063	$6,968	$7,089	$14,612	$5,074	$10,886	$4,808	$7,164	$24,219	$8,802	$7,432	$23,531	$2,701	$9,845	$—	$148,362	$(29,769)	$118,593
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1,653	—	3,634	10,993	16,280
Comparable hotel EBITDA	$6,890	$13,419	$6,968	$7,089	$14,612	$5,074	$10,886	$4,808	$7,164	$24,219	$8,802	$7,432	$25,184	$2,701	$13,479	$10,993	$169,720
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$13,419	$6,968	$7,089	$14,612	$5,074	$10,886	$4,808	$7,164	$—	$—	$7,432	$23,531	$2,701	$9,845	$—	$113,529
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1,653	—	3,634	10,993	16,280
Comparable hotel EBITDA	$—	$13,419	$6,968	$7,089	$14,612	$5,074	$10,886	$4,808	$7,164	$—	$—	$7,432	$25,184	$2,701	$13,479	$10,993	$129,809
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$13,419	$—	$7,089	$14,612	$5,074	$10,886	$—	$—	$24,219	$8,802	$—	$23,531	$—	$9,845	$—	$117,477
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1,653	—	3,634	10,993	16,280
Comparable hotel EBITDA	$—	$13,419	$—	$7,089	$14,612	$5,074	$10,886	$—	$—	$24,219	$8,802	$—	$25,184	$—	$13,479	$10,993	$133,757
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,890	$—	$6,968	$—	$—	$—	$—	$4,808	$7,164	$—	$—	$7,432	$—	$2,701	$—	$—	$35,963
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,890	$—	$6,968	$—	$—	$—	$—	$4,808	$7,164	$—	$—	$7,432	$—	$2,701	$—	$—	$35,963
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at September 30, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.